Independent Auditors' Consent


         We consent to the incorporation by reference in Registration Statement No. 33-86438 of Permanent Bancorp, Inc. on Form S-8 of our report dated May 25, 2000, appearing in this Annual Report on Form 10-K of Permanent Bancorp, Inc. for the year ended March 31, 2000.





             DELOITTE & TOUCHE LLP
             Indianapolis, Indiana
             June 15, 2000